Exhibit 99.2
Washington Federal, Inc.
Fact Sheet
September 30, 2022
($ in Thousands)

	As of 03/22		As of 06/22		As of 09/22
Allowance for Credit Losses (ACL) - Total	$201,384		$203,479		$205,308
ACL - Loans	171,384		170,979		172,808
ACL Unfunded Commitments	30,000		32,500		32,500
Total ACL as a % of Gross Loans	1.13%		1.08%		1.06%

	03/22 QTR	03/22 YTD	06/22 QTR	06/22 YTD	09/22 QTR	09/22 YTD
Loan Originations - Total	$2,227,505	$4,361,843	$2,742,466	$7,104,309	$1,631,884	$8,736,193
Multi-Family	224,179	420,445	181,015	601,460	74,074	675,534
Commercial Real Estate	173,381	477,961	196,663	674,624	206,226	880,850
Commercial & Industrial	642,243	1,414,779	637,193	2,051,972	517,710	2,569,682
Construction	686,847	1,072,294	1,050,981	2,123,275	363,112	2,486,387
Land - Acquisition & Development	20,731	54,816	50,035	104,851	70,383	175,234
Single-Family Residential	242,492	461,908	283,061	744,969	147,639	892,608
Construction - Custom	175,733	338,559	248,518	587,077	178,619	765,696
Land - Consumer Lot Loans	16,430	35,583	17,195	52,778	8,953	61,731
HELOC	38,410	71,685	48,640	120,325	51,068	171,393
Consumer	7,059	13,813	29,165	42,978	14,100	57,078

Purchased Loans (including acquisitions)	$109,664	$512,483	$52,101	$564,584	$—	$564,584

Net Loan Fee and Discount Accretion	$7,679	$17,041	$6,354	$23,395	$5,761	$29,156

Repayments
Loans	$1,544,408	$3,377,507	$1,690,945	$5,068,452	$1,125,996	$6,194,448
MBS	70,182	168,457	70,635	239,092	55,751	294,843

MBS Net Premium Amortization	$1,014	$2,319	$820	$3,139	$1,248	$4,387

Efficiency
Operating Expenses/Average Assets	1.75%	1.78%	1.72%	1.76%	1.83%	1.78%
Efficiency Ratio (%)	58.65%	58.65%	51.63%	56.13%	49.52%	54.25%
Amortization of Intangibles	$247	$519	$246	$765	$245	$1,010

EOP Numbers
Shares Issued and Outstanding	65,306,928		65,321,869		65,330,126

Share repurchase information
Remaining shares authorized for repurchase	3,728,320		3,725,874		3,724,344
Shares repurchased	4,684	88,798	2,446	91,244	1,530	92,774
Average share repurchase price	$34.65	$35.31	$31.36	$35.20	$31.49	$35.14

Washington Federal, Inc.
Fact Sheet
September 30, 2022
($ in Thousands)

Tangible Common Book Value	As of 03/22		As of 06/22		As of 09/22
$ Amount	$1,582,200		$1,610,857		$1,665,251
Per Share	24.23		24.66		25.49

# of Employees	2,138		2,122		2,132

Investments
Available-For-Sale:
Agency MBS	$597,903		$908,082		$895,964
Other	1,311,702		1,242,650		1,155,073
	$1,909,605		$2,150,732		$2,051,037
Held-To-Maturity:
Agency MBS	$301,221		$477,884		$463,299
	$301,221		$477,884		$463,299

	As of 03/31/22		As of 06/30/22		As of 09/30/22
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,392,810	13.5%	$2,494,594	13.2%	$2,645,801	13.6%
Commercial Real Estate	2,829,946	15.9	2,899,057	15.3	3,133,660	16.2
Commercial & Industrial	2,504,442	14.1	2,351,030	12.4	2,350,984	12.1
Construction	3,136,239	17.6	3,896,740	20.6	3,784,388	19.5
Land - Acquisition & Development	236,313	1.3	245,233	1.3	291,301	1.5
Single-Family Residential	5,442,535	30.6	5,652,897	29.9	5,771,862	29.8
Construction - Custom	836,314	4.7	943,858	5.0	974,652	5.0
Land - Consumer Lot Loans	154,976	0.9	158,485	0.8	153,240	0.8
HELOC	174,367	1.0	185,427	1.0	203,528	1.0
Consumer	67,511	0.4	73,044	0.4	75,543	0.4
	17,775,453	100%	18,900,365	100%	19,384,959	100%
Less:
Allowance	171,384		170,979		172,808
Loans in Process	2,440,430		3,083,573		3,006,023
Net Deferred Fees, Costs and Discounts	68,713		80,648		92,564
Sub-Total	2,680,527		3,335,200		3,271,395
	$15,094,926		$15,565,165		$16,113,564

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,363,194	15.7%	$2,466,359	15.8%	$2,614,466	16.2%
Commercial Real Estate	2,783,947	18.4	2,851,695	18.3	3,085,298	19.1
Commercial & Industrial	2,443,105	16.2	2,289,122	14.7	2,286,192	14.2
Construction	1,189,395	7.9	1,381,376	8.9	1,397,731	8.7
Land - Acquisition & Development	197,375	1.3	210,747	1.4	211,337	1.3
Single-Family Residential	5,389,654	35.7	5,593,232	35.9	5,701,461	35.4
Construction - Custom	340,984	2.3	365,485	2.3	393,933	2.4
Land - Consumer Lot Loans	148,444	1.0	151,856	1.0	146,899	0.9
HELOC	173,454	1.1	184,836	1.2	203,551	1.3
Consumer	65,374	0.4	70,457	0.5	72,696	0.5
	$15,094,926	100%	$15,565,165	100%	$16,113,564	100%

Washington Federal, Inc.
Fact Sheet
September 30, 2022
($ in Thousands)

	As of 03/31/22		As of 06/30/22		As of 09/30/22
Loans by State	AMOUNT	%	AMOUNT	%	AMOUNT	%
Washington	$5,316,627	34.8%	$5,269,445	33.5%	$5,315,013	32.6%
Idaho	756,662	5.0	792,013	5.0	815,480	5.0
Oregon	2,261,328	14.8	2,226,233	14.1	2,236,439	13.7
Utah	1,324,307	8.7	1,452,601	9.2	1,558,368	9.6
Nevada	587,905	3.9	644,104	4.0	685,458	4.2
Texas	1,757,484	11.5	1,881,089	12.0	2,010,558	12.3
Arizona	1,933,569	12.7	2,162,608	13.7	2,322,291	14.4
New Mexico	676,837	4.4	686,494	4.4	699,837	4.3
Other	651,591	4.3	621,557	3.9	642,928	3.9
Total	$15,266,310	100%	$15,736,144	100%	$16,286,372	100%

Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Multi-Family	$—	—%	$5,944	16.2%	$5,912	17.1%
Commercial Real Estate	6,412	19.1	5,024	13.7	4,691	13.6
Commercial & Industrial	4,789	14.2	4,288	11.7	5,693	16.5
Construction	343	1.0	—	—	—	—
Land - Acquisition & Development	2,340	7.0	—	—	—	—
Single-Family Residential	18,612	55.3	20,184	55.0	17,450	50.5
Construction - Custom	465	1.4	900	2.5	435	1.3
Land - Consumer Lot Loans	310	0.9	213	0.6	84	0.2
HELOC	329	1.0	91	0.2	233	0.7
Consumer	39	0.1	35	0.1	36	0.1
Total non-accrual loans	33,639	100%	36,679	100%	34,534	100%
Real Estate Owned	9,509		9,656		6,667
Other Property Owned	4,095		4,095		3,353
Total non-performing assets	$47,243		$50,430		$44,554

Non-accrual loans as % of total net loans	0.22%		0.24%		0.21%
Non-performing assets as % of total assets	0.23%		0.25%		0.21%

Net Charge-offs (Recoveries) by Category	03/22 QTR	CO % (a)	06/22 QTR	CO % (a)	09/22 QTR	CO % (a)
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	(753)	(0.11)	(23)	—	(164)	(0.02)
Commercial & Industrial	871	0.14	19	—	258	0.04
Construction	(179)	(0.02)	—	—	—	—
Land - Acquisition & Development	(20)	(0.03)	(10)	(0.02)	(11)	(0.02)
Single-Family Residential	(147)	(0.01)	(252)	(0.02)	(198)	(0.01)
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	(40)	(0.10)	(2)	(0.01)	(1)	—
HELOC	(100)	(0.23)	(249)	(0.54)	(1)	—
Consumer	(105)	(0.62)	(78)	(0.43)	(212)	(1.12)
Total net charge-offs (recoveries)	$(473)	(0.01)%	$(595)	(0.01)%	$(329)	(0.01)%
(a) Annualized Net Charge-offs (recoveries) divided by Gross Balance

Washington Federal, Inc.
Fact Sheet
September 30, 2022
($ in Thousands)

	As of 03/22			As of 06/22			As of 09/22
Deposits & branches by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$7,067,961	43.1%	76	$7,040,668	44.1%	76	$7,209,123	45.0%	72
Idaho	1,122,007	6.8	22	1,073,221	6.7	22	1,052,550	6.6	22
Oregon	3,030,152	18.5	36	3,007,716	18.8	36	2,878,933	18.0	36
Utah	987,788	6.0	9	772,487	4.8	9	802,635	5.1	9
Nevada	539,805	3.3	10	525,675	3.3	9	534,655	3.3	9
Texas	622,118	3.8	6	553,379	3.5	6	562,192	3.5	6
Arizona	1,700,408	10.4	30	1,667,742	10.4	28	1,625,957	10.1	28
New Mexico	1,320,409	8.1	25	1,324,732	8.3	23	1,363,525	8.5	19
Total	$16,390,648	100%	214	$15,965,620	100%	209	$16,029,570	100%	201

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$3,251,603	19.8%		$3,269,773	20.5%		$3,266,734	20.4%
Interest Checking	3,897,185	23.8		3,472,402	21.7		3,497,795	21.8
Savings	1,078,147	6.6		1,069,801	6.7		1,059,093	6.6
Money Market	4,912,671	30.0		4,856,275	30.4		4,867,905	30.4
Time Deposits	3,251,042	19.8		3,297,369	20.7		3,338,043	20.8
Total	$16,390,648	100%		$15,965,620	100%		$16,029,570	100%

Deposits greater than $250,000 - EOP	$7,914,122			$7,463,761			$7,400,474

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$530,189	0.45%		$850,894	0.42%		$978,004	0.56%
From 4 to 6 months	830,454	0.43%		894,688	0.40%		966,800	0.72%
From 7 to 9 months	722,437	0.45%		681,182	0.56%		353,053	0.56%
From 10 to 12 months	591,916	0.41%		327,193	0.53%		457,627	0.85%

FHLB Advances (Effective Maturity)	Amount	Rate		Amount	Rate		Amount	Rate
Within 1 year	$320,000	2.08%		$500,000	1.95%		$1,025,000	3.06%
1 to 3 years	500,000	2.16%		300,000	1.94%		200,000	2.18%
3 to 5 years	100,000	1.82%		100,000	1.80%		100,000	1.92%
More than 5 years	800,000	0.93%		800,000	0.87%		800,000	0.67%
Total	$1,720,000			$1,700,000			$2,125,000

Interest Rate Risk
NPV post 200 bps shock (b)		10.9%			12.1%			12.6%
Change in NII after 200 bps shock (b)		6.0%			3.9%			1.9%
(b) Assumes no balance sheet management actions taken.

Washington Federal, Inc.
Fact Sheet
September 30, 2022
($ in Thousands)

Historical CPR Rates (c)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

9/30/2020	31.2%	42.8%
12/31/2020	35.9%	47.2%
3/31/2021	36.0%	44.1%
6/30/2021	31.8%	42.7%
9/30/2021	28.4%	38.3%
12/31/2021	25.0%	35.3%
3/31/2022	18.4%	28.6%
6/30/2022	13.1%	20.9%
9/30/2022	8.1%	14.7%

(c) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
September 30, 2022
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	March 31, 2022			June 30, 2022			September 30, 2022
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$14,869,733	$139,260	3.80%	$15,350,905	$149,113	3.90%	$15,812,170	$174,710	4.38%
Mortgage-backed securities	852,134	4,659	2.22	1,416,212	8,618	2.44	1,369,326	8,263	2.39
Cash & investments	3,085,239	5,757	0.76	2,056,387	8,281	1.62	1,658,428	13,735	3.29
FHLB & FRB Stock	89,002	1,162	5.29	78,305	1,136	5.82	81,196	1,225	5.99
Total interest-earning assets	18,896,108	150,838	3.24%	18,901,809	167,148	3.55%	18,921,120	197,933	4.15%
Other assets	1,284,929			1,383,146			1,434,300
Total assets	$20,181,037			$20,284,955			$20,355,420

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	12,882,885	8,225	0.26%	12,852,849	9,284	0.29%	12,693,024	17,071	0.53%
FHLB advances	1,720,000	7,525	1.77	1,705,824	6,118	1.44	1,778,098	7,243	1.62
Other borrowings	—	—	—	—	—	—	38	—	0.0249
Total interest-bearing liabilities	14,602,885	15,750	0.44%	14,558,673	15,402	0.42%	14,471,160	24,314	0.67%
Noninterest-bearing customer accounts	3,198,052			3,278,346			3,331,065
Other liabilities	214,851			238,842			291,108
Total liabilities	18,015,788			18,075,861			18,093,333
Shareholders’ equity	2,165,249			2,209,094			2,262,087
Total liabilities and shareholders' equity	$20,181,037			$20,284,955			$20,355,420

Net interest income/interest rate spread		$135,088	2.80%		$151,746	3.12%		$173,619	3.48%

Net interest margin (1)			2.90%			3.22%			3.64%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
September 30, 2022
Delinquency Summary
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

September 30, 2022
Multi-Family	1,135	2,314	$2,626,479	—	—	—	—	—%	$—	—%
Commercial Real Estate	1,211	2,569	3,111,112	2	1	4	7	0.58	1,056	0.03
Commercial & Industrial	2,338	1,002	2,343,403	1	16	28	45	1.92	6,612	0.28
Construction	684	2,082	1,423,891	—	—	—	—	—	—	—
Land - Acquisition & Development	120	1,863	223,616	—	—	—	—	—	—	—
Single-Family Residential	19,218	298	5,726,979	19	8	60	87	0.45	17,983	0.31
Construction - Custom	1,233	322	397,343	—	—	1	1	0.08	435	0.11
Land - Consumer Lot Loans	1,277	119	151,945	—	1	1	2	0.16	199	0.13
HELOC	3,862	53	206,033	4	2	8	14	0.36	428	0.21
Consumer	2,025	37	75,571	14	3	11	28	1.38	214	0.28
	33,103	492	$16,286,372	40	31	113	184	0.56%	$26,927	0.17%
June 30, 2022
Multi-Family	1,124	2,205	$2,478,932	—	—	—	—	—%	$—	—%
Commercial Real Estate	1,183	2,432	2,876,995	—	—	5	5	0.42	351	0.01
Commercial & Industrial	2,506	935	2,344,046	5	6	28	39	1.56	16,421	0.70
Construction	719	1,957	1,407,211	—	—	—	—	—	—	—
Land - Acquisition & Development	125	1,784	222,974	—	—	—	—	—	—	—
Single-Family Residential	19,115	294	5,619,448	22	7	69	98	0.51	22,189	0.39
Construction - Custom	1,263	292	368,839	—	—	2	2	0.16	900	0.24
Land - Consumer Lot Loans	1,312	120	157,076	1	—	2	3	0.23	383	0.24
HELOC	3,665	51	187,469	3	3	4	10	0.27	202	0.11
Consumer	2,117	35	73,154	8	1	11	20	0.94	252	0.34
	33,129	475	$15,736,144	39	17	121	177	0.53%	$40,698	0.26%
March 31, 2022
Multi-Family	1,136	2,093	$2,377,657	1	—	—	1	0.09%	$310	0.01%
Commercial Real Estate	1,180	2,380	2,808,628	4	—	5	9	0.76	3,902	0.14
Commercial & Industrial	2,961	843	2,497,008	21	6	63	90	3.04	15,545	0.62
Construction	659	1,839	1,212,103	—	—	—	—	—	—	—
Land - Acquisition & Development	139	1,518	211,061	—	—	1	1	0.72	2,340	1.11
Single-Family Residential	18,796	288	5,418,645	29	18	67	114	0.61	21,264	0.39
Construction - Custom	1,174	293	344,113	1	—	1	2	0.17	900	0.26
Land - Consumer Lot Loans	1,321	116	153,549	2	1	5	8	0.61	377	0.25
HELOC	3,520	50	175,929	5	1	7	13	0.37	672	0.38
Consumer	2,201	31	67,617	9	3	7	19	0.86	96	0.14
	33,087	461	$15,266,310	72	29	156	257	0.78%	$45,406	0.30%